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                                                                   EXHIBIT 10.13

                           COLLATERAL PLEDGE AGREEMENT

         THIS AGREEMENT is entered into as of November 19, 2003, between BLUE RIVER BANCSHARES, INC., an Indiana corporation ("DEBTOR"), and UNION FEDERAL BANK OF INDIANAPOLIS, as the "SECURED PARTY".

         Debtor and Secured Party have entered into the Credit Agreement (as renewed, extended, amended, or restated from time to time, the "CREDIT AGREEMENT") dated as of November 19, 2003. As a continuing inducement to the Secured Party to extend credit to Debtor under the Credit Agreement, and as a condition precedent to that credit, Debtor is executing and delivering this agreement for the benefit of Secured Party.

         ACCORDINGLY, for adequate and sufficient consideration, Debtor and Secured Party agree as follows:

                                   SECTION 13
                           DEFINITIONS AND REFERENCES

         UNLESS STATED OTHERWISE, (A) TERMS DEFINED IN THE CREDIT AGREEMENT OR THE UCC (AS HEREINAFTER DEFINED) HAVE THE SAME MEANINGS WHEN USED IN THIS AGREEMENT, AND (B) TO THE EXTENT PERMITTED BY LAW, IF IN CONFLICT (I) THE DEFINITION OF A TERM IN THE CREDIT AGREEMENT CONTROLS OVER THE DEFINITION OF THAT TERM IN THE UCC, AND (II) THE DEFINITION OF A TERM IN ARTICLE 9 OF THE UCC CONTROLS OVER THE DEFINITION OF THAT TERM ELSEWHERE IN THE UCC.

                  (a) COLLATERAL is defined in SECTION 2.2 of this agreement.

                  (b) CONSTITUENT DOCUMENTS means, with respect to any Person, its articles or certificate of incorporation, charter, bylaws, certificates of limited partnership, partnership AGREEMENTS, limited liability Borrower agreements, organizational documents, and such other documents as may govern such Person's formation or organization.

                  (c) DEBTOR is defined in the preamble to this agreement and includes, without limitation, Debtor, DEBTOR as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for substantially all of Debtor's assets under any Debtor Relief Law (as defined in the Guaranty).

                  (d) EVENT OF DEFAULT means the occurrence of any one or more of the following: (a) any Event of Default specified in the Credit Agreement; (b) the failure or refusal of Debtor to punctually and properly observe, keep, and perform any covenant, agreement, or undertaking contained in this agreement; or (c) the Liens granted hereby shall ever become unenforceable, or cease to be perfected, first priority Liens.

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                  (e)      INVESTMENT PROPERTY shall have the meaning set forth
         in Section 9-102(a)(49) of the UCC.

                  (f) OBLIGOR means any Person obligated with respect to any Collateral (whether as an ACCOUNT DEBTOR, obligor on an instrument, issuer of securities, or otherwise).

                  (g) PLEDGED SECURITIES is defined in SECTION 2.2 of this agreement.

                  (h) SECURED PARTY IS defined in the preamble to this agreement.

                  (i) SECURITY INTEREST means the security interest granted and the pledge and assignment made UNDER SECTION 2.1 of this agreement, which is a Lien in favor of Secured Party.

                  (j) UCC means the Uniform Commercial Code as enacted in the State of Indiana or other applicable jurisdiction, as amended at the time in question.

                                   SECTION 14
                        SECURITY INTEREST AND COLLATERAL

         Section 14.1 SECURITY INTEREST. To secure the full payment and performance of the Obligations, Debtor grants to Secured Party a security interest in the Collateral and pledges and assigns the Collateral to the Secured Party, all upon and subject to the terms and conditions of this agreement. The grant of the Security Interest does not subject the Secured Party to the terms of any Collateral or in any way transfer, modify, or otherwise affect any of Debtor's obligations with respect to any Collateral or the Lien in favor of Secured Party under the Credit Agreement.

         Section 14.2 COLLATERAL. As used in this agreement, the term "Collateral" means the present and future items and types of property described below, whether now owned or acquired in the future by Debtor, and wherever located.

                  (a) All present and future shares of stock or other ownership interests (the "BANK SECURITIES") issued by Shelby County Bank, a federal savings bank and Unified Banking Company, a federal savings bank (the "BANK SUBSIDIARIES") and the certificates representing the Bank Securities, and all cash, Investment Property, dividends, increases, distributions, and profits received or receivable therefrom, or in connection therewith, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassifications, readjustments, reorganizations, or changes in the capital structure of the Bank Subsidiaries thereof, and any other property, at any time and from time to time received, receivable, or otherwise distributed or delivered in respect of or in exchange for any of the Bank Securities to Secured Party, and all rights and privileges pertaining thereto and all present and future cash and noncash proceeds thereof; and

                  (b) All securities hereafter delivered to Secured Party in substitution for, or in addition to, any of the foregoing, all certificates representing or evidencing such securities, and all cash, securities, instruments, documents, dividends, increases, DISTRIBUTIONS, and profits received or receivable therefrom, and any other property, at any

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         time and from time to time received by, receivable by, or otherwise distributed or delivered to Secured Party, in respect of, or in exchange for, any or all of the property described above (the property described in PARAGRAPHS 2.2(a) AND 2.2(b) being referred to herein as the "PLEDGED SECURITIES").

                                   SECTION 15
                         REPRESENTATIONS AND WARRANTIES

         By entering into this agreement, and by each subsequent delivery of additional Collateral under this agreement, Debtor reaffirms the representations and warranties contained in the Credit Agreement. Debtor further represents and warrants to Secured Party as follows:

         Section 15.1 BINDING OBLIGATION. This agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and is enforceable against Debtor. The taking by Secured Party of physical possession in Indiana of the stock certificates or other instruments representing the Pledged Securities will perfect the Security Interest in that Collateral. Once perfected, the Security Interest will constitute a first priority Lien on the Collateral. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

         Section 15.2 SECURITIES. All Pledged Securities are duly authorized, validly issued, fully paid, and non-assessable, and the transfer of them is not subject to any restrictions other than restrictions imposed by applicable corporate, banking and securities laws.

         Section 15.3 MISCELLANEOUS REPRESENTATIONS. Debtor hereby represents and warrants that: (a) Debtor is the legal and beneficial owner of the Collateral free and clear of all Liens, charges, pledges, encumbrances, and security interests of every kind and nature other than Liens in favor of Secured Party; (b) each Pledged Security has been validly authorized and issued, and is fully paid and nonassessable; (c) Debtor has good right and lawful authority to pledge the Collateral in the manner hereby done or contemplated; (d) no consent or approval of or notice to any Governmental Authority, or of any securities exchange, is necessary to effect the validity of the rights created hereunder which have not been obtained; (e) except for any financing statement which may have been filed by Secured Party, no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer; (f) no presently effective security agreement covering the Collateral, or any part thereof, has been made, and no presently effective security interest, other than the one herein created, has attached or been perfected in the Collateral, or any part thereof; (g) the execution, delivery, and consummation of this agreement
(i) have been duly authorized by all requisite corporate action on the part of Debtor, and (ii) will not violate the Constituent Documents of Debtor or any issuer, or any law, regulation, mortgage, indenture, contract, instrument, judgment, or decree applicable to or binding on Debtor or the issuers of the Pledged Securities; (h) the Bank Securities constitute 100% of the issued and outstanding voting stock of the Bank Subsidiaries; (i) all other Pledged Securities constitute all of the stock of the Bank Subsidiaries owned directly or indirectly by Debtor; (j) none of the Pledged Securities are subject to any options or other rights of third parties, and (k) Debtor's chief executive office is located at 29 E. Washington Street, Shelbyville, IN 46176. Debtor has not used or transacted business under any other corporate name or tradename in the five year period preceding the date hereof.

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         Section 15.4 ADDITIONAL COLLATERAL. The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

         The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

                                   SECTION 16
                           SECURED PARTY AS CUSTODIAN

         Secured Party shall have physical possession of the certificates or instruments representing or evidencing the Collateral. Debtor agrees that either
(a) all certificates representing Pledged Securities shall, after the occurrence of an Event of Default, be registered in the appropriate stock record books in the name of Secured Party or a nominee or nominees of Secured Party, or (b) in lieu of presently registering the Pledged Securities in the name of Secured Party or its nominee as provided in CLAUSE (a) above, Debtor will deposit with Secured Party, along with the certificates or instruments representing or evidencing the Pledged Securities, duly executed stock powers in favor of Secured Party or its nominee with signatures guaranteed by a member or member organization of the New York Stock Exchange or by a commercial bank or trust Borrower acceptable to the transfer agent. In addition, Secured Party shall, after the occurrence of an Event of Default, have the right to exchange certificates or instruments representing or evidencing the Pledged Securities for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this agreement.

                                   SECTION 17
                                    COVENANTS

         Until all commitments by Secured Party to extend credit under the Credit Agreement have been canceled or terminated and the Obligations are fully paid and performed, Debtor covenants and agrees with Secured Party as follows:

         Section 17.1 ADDITIONAL DOCUMENTS AND INFORMATION. Debtor shall: (i) from time to time, at Debtor's expense, promptly execute and deliver to Secured Party all such stock powers, assignments, certificates, supplemental writings, financing statements, and other items, and do all other acts or things as Secured Party may reasonably request in order more fully to evidence and perfect the security interest of Secured Party in the Collateral or enable it to exercise and enforce its rights hereunder; (ii) punctually and properly perform all of Debtor's covenants and duties under any other security agreement, deed of trust, collateral agreement, or contract of any kind now or hereafter existing as security for, or in connection with, payment of the Obligations (to the extent liable thereon) in accordance with the terms hereof, and in accordance with the terms of the Term Note; (iii) promptly furnish Secured Party with any information or writings which Secured Party may reasonably request concerning the Collateral; (iv) allow Secured Party to inspect all records of Debtor relating to the Collateral or to the Obligations, and to make and take away copies of such records; (v) promptly notify Secured Party of any change in any fact or circumstances warranted or represented by Debtor in this agreement that could reasonably be expected to result in a Material Adverse Effect, or in any other writing furnished by Debtor to

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Secured Party in connection with the Collateral or the Obligations; (vi)
promptly notify Secured Party of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest therein, and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding; and (vii) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party in perfecting, maintaining, and enforcing the security interest.

         Section 17.2 PROCEEDS. Should the Pledged Securities, or any part thereof, ever be in any manner converted by its issuer or maker into another type of property, or any money or other proceeds ever be paid or delivered to Debtor as a result of Debtor's rights in the Pledged Securities, then, in any such event, all such property, money, and other proceeds, except only ordinary cash dividends (unless and until payable to Secured Party, pursuant to Section
6.2 hereof), shall become part of the Pledged Securities, and shall be delivered to Secured Party by Debtor.

         Section 17.3 PERFORMANCE BY SECURED PARTY. Should any covenant, duty, or agreement of Debtor fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, after three (3) Business Days written notice thereof to Debtor, perform or attempt to perform such covenant, duty, or agreement on behalf of Debtor, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the Obligations, and, at the request of Secured Party, Debtor agrees to pay such amount promptly to Secured Party, at Secured Party's office in Indianapolis, Indiana, together with interest thereon at the rate provided in the Credit Agreement.

         Section 17.4 COVENANT REGARDING REGISTRATION. If Secured Party shall determine to exercise its right to sell any or all of the Pledged Securities pursuant to Section 7.2 hereof, and if, in the opinion of counsel for Secured Party, it is necessary, or if, in the opinion of Secured Party, it is advisable to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of any applicable banking and securities laws (the "Securities Act"), then Debtor will, at Secured Party's request and at Debtor's expense, cause each issuer of the Pledged Securities, or of that portion thereof to be sold, to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver, all such instruments and documents, and cause such issuer(s), directors, and officers to do or cause to be done all such other acts and things as may be necessary or, in Secured Party's opinion, advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus that, in Secured Party's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations applicable thereto:

         Section 17.5 NEGATIVE COVENANTS. Without the prior written consent of Secured Party, Debtor will not: (i) sell, assign, or transfer any rights of Debtor in the Collateral; (ii) grant any options or other rights in the Collateral; (iii) create any other Lien or security interest in, mortgage, or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable

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process, or any encumbrance of any kind or character, except the security interest herein created; (iv) vote for, or consent to, any amendment of the Constituent Documents of any issuer that might reasonably be expected to materially adversely affect the value of the Pledged Securities; (v) permit the issuers of the Pledged Securities to merge or consolidate with or into any corporation or other Person, except as expressly permitted by the Credit Agreement; or (vi) permit the issuers of the Pledged Securities to issue any shares to any other Person.

         Section 17.6 OTHER NOTICES AND ACTIONS. Debtor shall promptly notify Secured Party of (a) any change in any material fact or circumstance represented or warranted by Debtor with respect to any of the Collateral, and (b) any claim, action, or proceeding challenging the Security Interest or affecting title to all or any material portion of the Collateral or the Security Interest (and, at Secured Party's request, Debtor shall appear in and defend any such action or proceeding at Debtor's expense).

         Section 17.7 IMPAIRMENT OF COLLATERAL. Debtor shall not do or permit any act that is reasonably likely to adversely impair the value of any Collateral.

                                   SECTION 18
            VOTING RIGHTS, DIVIDENDS, ETC., PRIOR TO EVENT OF DEFAULT

         Section 18.1 RIGHTS PRIOR TO EVENT OF DEFAULT. So long as no Event of Default shall have occurred after the date hereof and be continuing, and Secured Party shall not have given written notice to Debtor of its intention to exercise its voting rights pertaining to the Pledged Securities as set forth in Section
6.2 below:

                  (a) Debtor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this agreement.

                  (b) Debtor shall be entitled to receive, retain, and expend or use in its business any and all ordinary cash dividends and non-liquidating distributions in-kind payable on the Pledged Securities, but any and all stock and/or liquidating dividends, returns of capital, or other distributions made on or in respect of the Pledged Securities, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer thereof, or received in exchange for Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Pledged Securities or received in payment of the principal of, or in redemption of, the Pledged Securities (either at maturity, upon call for redemption, or otherwise), shall be and become part of the collateral pledged hereunder, and if received by Debtor, shall be held in trust for the benefit of Secured Party, and forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this agreement.

                  (c) Secured Party shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend orders, and other

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         instruments as Debtor may request for the purpose of enabling Debtor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to SUBSECTION (a) above and/or to receive the dividends which it is authorized to receive and retain pursuant to SUBSECTION (b) above.

         Section 18.2 TERMINATION OF RIGHTS. Upon (i) the occurrence after the date hereof of an Event of Default, and (ii) the giving of written notice by Secured Party to Debtor of its intention to (A) foreclose upon, or otherwise dispose of, the Pledged Securities, or (B) exercise its voting rights pertaining to the Pledged Securities, subject to the receipt by Secured Party of required federal or state regulatory approvals, if any, all rights of Debtor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 6.1(a) hereof, and/or to receive the dividends which it is authorized to receive and retain pursuant to Section 6.1(b) hereof, shall cease, at the option of Secured Party, and all such rights shall thereupon become vested in Secured Party, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers, and/or to receive and retain the dividends which Debtor would otherwise be authorized to retain pursuant to Section 6.1(b) hereof. Further, Secured Party shall have the right upon the occurrence of an Event of Default, to notify and direct the issuers of the Pledged Securities to thereafter make all payments, distributions, dividends, and any other distributions payable in respect thereof directly to Secured Party. The issuers of the Pledged Securities making any such payment or distribution to Secured Party hereunder shall be fully protected in relying on the written statement of Secured Party that it then holds a security interest which entitles it to receive such payments and distributions. Any and all money and other property paid over to, or received by, Secured Party pursuant to the provisions of this Section 6.2 shall be retained by Secured Party as additional collateral hereunder, and may be applied (and upon Debtor's written request all cash shall promptly be applied) in accordance with the provisions hereof.

                                   SECTION 19
                          EVENT OF DEFAULT AND REMEDIES

         Section 19.1 REMEDIES. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which Secured Party may then have hereunder, under the Loan Documents, under applicable law, under the UCC, as applicable, or otherwise, Secured Party shall have the right to: (i) declare the entire unpaid balance of principal and all accrued interest on the Obligations immediately due and payable, without written notice, demand, notice of intent to accelerate, notice of acceleration, or presentment, all of which are hereby waived; (ii) reduce any claims to judgment, foreclose, or otherwise enforce its Security Interest in all or any part of the Collateral by any available judicial procedure; (iii) after notification, if any, expressly provided for herein, sell or otherwise dispose of, at the office of Secured Party or elsewhere, as chosen by Secured Party, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold, or until the Obligations have been paid in full, provided, however, that Secured Party shall have no obligation to sell the Collateral piecemeal, it being specifically acknowledged that a sale of all of the Collateral to one purchaser in single transaction shall be conclusively presumed to be commercially reasonable), and at any such sale it shall not be necessary to

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exhibit the Collateral; (iv) retain the Collateral in satisfaction of the
Obligations whenever the circumstances are such that Secured Party, is entitled to do so under the UCC; (v) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof; and Debtor hereby consents to any such appointment; (vi) purchase the Collateral at any public sale in accordance with the UCC; (vii) purchase the Collateral at any private sale in accordance with the UCC; and (viii) exercise the rights set forth in this agreement in accordance with the UCC.

         Section 19.2 SALE OF PLEDGED SECURITIES. Secured Party is authorized, at any sale of the Pledged Securities, if it deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Pledged Securities. Upon any such sale, Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption, of Debtor which hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted, and such waiver shall be deemed to have been made after an Event of Default. Secured Party shall give Debtor seven days written notice of its intention to make any such public or private sale, or sale at broker's board or on a securities exchange. Such notice, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made, and the day on which the Pledged Securities, or that portion thereof so being sold, which will first be offered for sale at such board or exchange. Secured Party shall have no obligation to disclose or provide any information concerning the issuers or the Pledged Securities to prospective purchasers of the Pledged Securities, other than information in its possession at such time, and Debtor agrees and acknowledges that it shall be commercially reasonable for any notices of any such sale, published or otherwise, to specifically so state. At any such sale the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may elect, and any such election shall be presumed to be commercially reasonable. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof; but Secured Party shall not incur any liability in case of the failure of such purchaser to take and pay for the Pledged Securities so sold, and, in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party may also, at its discretion, proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval, or authorization of any federal, state, municipal, or other governmental department, agency, or authority should be necessary to effectuate any sale or other disposition of the Pledged Securities, or any part disposition of the Pledged Securities, or any part thereof; Debtor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval, or authorization, and will otherwise use its best efforts to secure the same. Any sale of the Pledged

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Securities conditioned upon the receipt of any such consent, approval, or authorization shall be presumed to be commercially reasonable.

         Section 19.3 POSSIBLE RESTRICTIONS ON SALE OF PLEDGED COLLATERAL. Because of the Securities Act and other applicable laws or regulations, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities in the enforcement of its rights and remedies hereunder. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, in the event of any Event of Default hereunder giving rise to Secured Party's rights to sell or otherwise dispose of the Pledged Securities, and after the giving of any notices required herein, to sell all or any part of the Pledged Securities at private sale, subject to an investment letter or subject to any purchase agreement, or receipt of any regulatory approvals regarding change of control approvals, or with respect to any other matter, or in any other manner which will not require the Pledged Securities, or any part thereof; to be registered in accordance with the Securities Act, as amended, or other applicable rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Secured Party at any such private sale or other disposition in the manner mentioned above, and Debtor specifically acknowledges that any such disposition shall be commercially reasonable under the UCC. Secured Party is also hereby authorized by Debtor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Debtor may deem required or appropriate in the event of a sale or disposition of any of the Pledged Securities. Debtor clearly understands that Secured Party may, at its discretion, approach a restricted number of potential purchasers, and may impose such other conditions in connection with any such sale as Secured Party deems necessary or desirable in order to comply with the Securities Act and other applicable laws, and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part or parts thereof, than would otherwise be obtainable if same were registered and sold in the open market. Debtor agrees (i) in the event Secured Party shall, upon an Event of Default hereunder, sell the Pledged Securities, or any portion thereof, at such private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such private sale thereof, and (ii) that such reliance shall be conclusive evidence that Secured Party handled such matter in a commercially reasonable manner under the UCC.

         If an Event of Default exists, then Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, and (b) applying to the Obligations any cash held by Secured Party under the Loan Documents.

         Section 19.4 NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice

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sent or given not less than seven calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

         Section 19.5 OTHER SALES. Secured Party's sale of less than all Collateral does not exhaust Secured Party's rights under this agreement and Secured Party is specifically empowered to make successive sales until all Collateral is sold. If the proceeds of a sale of less than all Collateral are less than the Obligations, then this agreement and the Security Interest remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this agreement is not completed or is, in Secured Party's opinion, defective, that sale does not exhaust Secured Party's rights under this agreement, and Secured Party is entitled to cause a subsequent sale or sales to be made. All statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this agreement (whether about nonpayment of the Obligations, the occurrence of any Event of Default, Secured Party's having declared all of the Obligations to be due and payable, notice of time, place, and terms of sale and the properties to be sold having been duly given, or any other act or thing having been duly done by Secured Party) shall be taken as prima facie evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

         Section 19.6 POWER-OF-ATTORNEY. Secured Party is deemed to be irrevocably appointed as Debtor's agent and attorney-in-fact with the right to enforce all of Debtor's rights under or in connection with the Collateral effective and operable at all times while an Event of Default exists. All reasonable costs, expenses, and liabilities incurred and all payments made by Secured Party as Debtor's agent and attorney-in-fact (including, without limitation, reasonable attorney's fees and expenses) are considered a loan by Secured Party to Debtor that is repayable on demand, accrues interest at the rate specified in the Credit Agreement to be applied upon an Event of Default until paid, and is part of the Obligations.

         Section 19.7 APPLICATION OF PROCEEDS. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Section 7 in the order and manner specified in Article III of the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Debtor remains liable for any deficiency.

                                   SECTION 20
                           AUTHORITY OF SECURED PARTY

         Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Secured Party by the terms hereof, together with such powers as are reasonably incidental thereto. Secured Party may execute any of its duties hereunder by or through sub-agents or employees, and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to said duties. Secured Party and any director, officer, or employee of Secured Party shall not be liable for any action taken or omitted to be taken by them or any of them hereunder or in connection herewith, except for their own gross negligence or willful misconduct; nor shall Secured Party be responsible for the

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validity, effectiveness, or sufficiency hereof, or of any document or security furnished pursuant hereto or in connection herewith. Secured Party shall be entitled to rely on any communication, instrument, or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons.

                                   SECTION 21
                            OTHER RIGHTS; PERFORMANCE

         If Debtor fails to preserve the priority of the Security Interest in any of the Collateral or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the rate specified in the Credit Agreement to be applied upon an Event of Default until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and is part of the Obligations.

                                   SECTION 22
                                 INDEMNIFICATION

         Debtor hereby agrees to reimburse Secured Party, on demand, for all reasonable expenses incurred by it in connection with the administration and enforcement of this Agreement, and agrees to indemnify and hold harmless Secured Party from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Secured Party. Other than the exercise of reasonable care in the physical custody of the Pledged Securities while held by Secured Party, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral, or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof, or to protect or preserve any rights against prior parties, or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible generally for the preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if secured party takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Debtor, and no refusal by Secured Party to comply with any such request by Debtor shall be deemed to be a failure to exercise reasonable care.

                                   SECTION 23
                    SECURED PARTY APPOINTED ATTORNEY-IN-FACT

         Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to act, after the occurrence and during the continuance of an Event of Default, in the name of Debtor or otherwise for the purpose of carrying out the provisions of this agreement, and taking any action, and executing any instrument which Secured Party may deem necessary or advisable to

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

accomplish the purposes hereof. Without limiting the generality of the foregoing, Secured Party shall have the right and power, after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all checks and other orders for the payment of money made payable to Debtor representing any dividend or other distribution payable or distributable in respect of the Collateral, or any part thereof, and to give full discharge for the same.

                                   SECTION 24
                                  MISCELLANEOUS

         Section 24.1 TERM. This agreement terminates upon full payment and performance of the Obligations. No Obligor is ever obligated to make inquiry of the termination of this agreement but is fully protected in making any payments on the Collateral directly to Secured Party.

         Section 24.2 MATTERS NOT RELEVANT. The Security Interest, Debtor's obligations, and Secured Party's rights under this agreement are not released, diminished, impaired, or adversely affected by any one or more of the following:
(a) Secured Party's taking or accepting any additional--or any release, surrender, exchange, subordination, or loss of any other -- guaranty, assurance, or security for any of the Obligations; (b) any full or partial release of any other Person obligated on any of the Obligations; (c) the modification or assignment of-- or waiver of compliance with-- any other Term Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligations; (e) any renewal, extension, or rearrangement of any of the Obligations, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligations; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligations; (g) any existing or future affect, claim, or defense (other than credits toward outstanding amounts in respect of application of proceeds of Collateral under this agreement and except for the defense of full and final payment of the Obligations) of Debtor or any other Person against Secured Party;
(h) the unenforceability of any of the Obligations against any Person obligated or any of the Obligations because it exceeds the amount permitted by law, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligations is held to constitute a preference under the United States Bankruptcy Code or any similar state or federal debtor relief laws or for any other reason Secured Party is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify Debtor or the Secured Party of their acceptance of this agreement or any Person's failure to notify Debtor about the foregoing events or occurrences, and Debtor waives any notice of any kind under any circumstances whatsoever with respect to this agreement or any of the Obligations other than as specifically provided in this agreement.

         Section 24.3 WAIVERS. Except to the extent expressly otherwise provided in the Loan Documents, Debtor waives (a) any right to require Secured Party to proceed against any other Person, to exhaust its rights in the Collateral, or to pursue any other right which Secured Party may have, and (b) all rights of marshaling in respect of the Collateral.

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

         Section 24.4 FINANCING STATEMENT. Secured Party may, at any time, file a financing statement accurately describing the Collateral, but Secured Party's failure to do so does not impair the validity or enforceability of this agreement.

         Section 24.5 PARTIES. This agreement binds and inures to Debtor, Secured Party, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this agreement. Debtor may not assign any rights or obligations under this agreement without first obtaining the written consent of Secured Party. The Secured Party may assign, pledge, and otherwise transfer all or any of its rights under this agreement to any participant or transferee permitted by the Credit Agreement.

         Section 24.6 SURVIVAL. All agreements, representations and warranties made herein shall survive the execution of this Agreement.

         Section 24.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Indiana (without reference to conflict of law principles), except to the extent superseded by federal law.

         Section 24.8 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 24.9 NOTICES. All communications or notices required under this Agreement shall be in writing and shall be deemed to have been given (i) on the date when sent by facsimile transmission to the facsimile number set forth below, or (ii) on the date when delivered, sent by nationally recognized overnight delivery service, or deposited in the United States mail, postage prepaid, in each case to the following address (unless and until any of such parties advises the other in writing of a change in such address):

         If to the Debtor:          Blue River Bancshares, Inc.
                                    29 E. Washington Street
                                    Shelbyville, IN  46176
                                    Attention: President
                                    Facsimile No.: (317) 392-6208

         If to the Secured Party:   Union Federal Bank of Indianapolis
                                    45 N. Pennsylvania Street, Suite 600
                                    Indianapolis, IN  46204
                                    Attention: Bruce Hostetler
                                    Facsimile No.: (317) 761-4024

         Section 24.10 NO AGENCY. Nothing in this Agreement or in the other documents referred to herein and no action taken pursuant hereto shall cause the Borrower to be treated as an agent of the Secured Party, or shall be deemed to constitute the Secured Party and the Borrower a partnership, association, joint venture or other entity.

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

         Section 24.11 NO THIRD PARTY BENEFIT. This Agreement is solely for the benefit of the parties hereto and their permitted successors and assigns. No other person or entity shall have any rights under, or because of the existence of, this Agreement.

         Section 24.12 CONSENT TO JURISDICTION. The Borrower hereby consents to the jurisdiction of any state or federal court situated in Marion County, Indiana, and waives any objection based on lack of personal jurisdiction, improper venue or forum non conveniens, with regard to any actions, claims, disputes or proceedings relating to this Agreement or any other document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. The Borrower waives personal service of any and all process upon it, and consents to all such service of process made by mail or by messenger directed to it at the address specified below. Nothing herein shall affect the right of the Secured Party, to serve process in any manner permitted by law, or limit the right of the Secured Party, to bring proceedings against the Borrower or its property or assets in the competent courts of any other jurisdiction or jurisdictions.

         Section 24.13 WAIVER OF JURY TRIAL. The Borrower and the Secured Party hereby jointly and severally waive any and all right to trial by jury in any action or proceeding relating to this Agreement or any other document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. The Borrower and the Secured Party each represent that this waiver is knowingly, willingly and voluntarily given.

         Section 24.14 LIMITATION OF LIABILITY. The Borrower and the Secured Party hereby waive any right any of them may now or hereafter have to claim or recover from any other party hereto any consequential, exemplary or punitive damages.

         Section 24.15 ENTIRE AGREEMENT. This Agreement and the other Loan Documents represent the final agreement between the parties with respect to the subject matter thereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                      REMAINDER OF PAGE INTENTIONALLY BLANK

                             SIGNATURE PAGE FOLLOWS

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

         EXECUTED as of the date first stated above.

BLUE RIVER BANCSHARES, INC.,                UNION FEDERAL BANK OF
as Debtor                                   INDIANAPOLIS, as Secured Party

By: _____________________________           By: ________________________________
Name: ___________________________           Name: ______________________________
Title: __________________________           Title: _____________________________

         The undersigned agrees that to the extent that any of the stock certificates evidencing any of the capital stock that is included in the Collateral bear any restrictive legend in respect of the transfer of those certificates, then, in each case, the undersigned waives the requirements of those restrictive legends in respect of the pledge of those shares of capital stock to Secured Party.

                                            SHELBY COUNTY BANK

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            UNIFIED BANKING COMPANY

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

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